UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 3, 2005

CIMETRIX INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	0-16454	87-0439107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6979 South High Tech Drive Salt Lake City, Utah		84047
(Address of principal executive offices)		(Zip Code)

(801) 256-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry Into A Definitive Material Agreement and ITEM 2.01 Completion of Acquisition or Disposition of Assets and ITEM 3.02 Unregistered Sales of Equity Securities

On October 3, 2005, Cimetrix Incorporated, a Nevada corporation (the “Company”), Cimetrix Merger Corporation, a Nevada corporation and wholly owned subsidiary of the Company (“Cimetrix Merger”), EFS Solutions, Inc., a Minnesota corporation (“EFS”), and the shareholders of EFS entered into an Acquisition Agreement and Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of EFS by the Company, pursuant to the merger of EFS into Cimetrix Merger.  On October 4, 2005, the Company completed the acquisition of EFS, as a wholly owned subsidiary of the Company, subject only to the delivery of audited financial statements by EFS within 60 days of closing.  Prior to the merger, EFS was a privately held company.  EFS provides specialty engineering services to semiconductor companies.  A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by this reference.  Pursuant to the terms of the Merger Agreement, the Company paid approximately $1,250,000 in consideration to the shareholders of EFS, consisting of $640,000 of the Company’s common stock and $614,000 in cash.  The purchase price is subject to certain post-closing adjustments related to EFS’ working capital as of the closing of the transaction.  The shares of the Company’s common stock issued in connection with the acquisition of EFS are issued under exemptions pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

The Merger Agreement contains customary representations, warranties and covenants.  Under the terms of the Merger Agreement, the EFS shareholders have agreed to indemnify the Company, and the Company has agreed to indemnify the EFS shareholders, from damages suffered due to breaches of representations, warranties or covenants made in the Merger Agreement.  Recoveries under the indemnification provisions of the Merger Agreement are subject to certain minimum losses per event, and an aggregate minimum for all losses.  Recoveries are also subject to an aggregate cap on all losses.

The foregoing paragraphs provide a brief summary of selected provisions of the Merger Agreement.  This summary is not complete and is qualified in its entirety by reference to the copy of the Merger Agreement attached hereto as Exhibit 2.1.  The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide investors with factual information about the current state of affairs of the Company or EFS.  The Merger Agreement contains representations and warranties and other statements that are solely for the benefit of the parties to such agreement and that are designed to allocate business and other risks among the parties.  Additionally, these representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Merger Agreement may have changed since the date of the Merger Agreement, and will likely further change in the future.  Subsequent information that has changed may or may not be fully reflected in the Company’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the Merger Agreement as factual characterizations of the actual state of affairs of the Company or EFS.  Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

The Company issued a press release with respect to the closing of the transaction, which is included as an exhibit to this report on Form 8-K.

*                                         *                                         *

Forward-Looking Statements

In addition to historical information, this report and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding the timing and benefits of the proposed transaction, expected synergies, and anticipated future financial operating performance and results.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report and the exhibits attached hereto are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation and does not intend to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: the failure to integrate the operations and employees of the Company and EFS and achieve the anticipated synergies as a result of the acquisition; the receipt by the Company of audited financial statements of EFS within the timeframe required by the disclosure obligations of consistent with what was anticipated by the Company; the failure to accurately forecast acquisition-related costs; and the challenges of competing successfully in a highly competitive and rapidly changing industry.  Other factors that may cause actual results to vary from the Company’s expectations include developments associated with fluctuations in the economy and the demand for the software and services offered by the Company after the acquisition; variations in market and economic conditions; employee relations and labor costs; the degree and nature of competition; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause actual results to differ from the Company’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  All forward-looking statements are qualified in their entirety by this cautionary statement.

ITEM 8.01.                                    Other Events.

On October 4, 2005, the Company issued a press release announcing the execution of the Merger Agreement and the closing of the merger between Cimetrix Merger and EFS, and the Company’s resulting acquisition of EFS.  A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01                                       Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The financial statements of EFS required to be filed in connection with the transaction described herein will be filed by amendment to this Form 8-K not later than 71 days following the date this Form 8-K was required to be filed.

(b)                                 Pro forma financial information.

The pro forma financial information required to be filed in connection with the transaction described herein will be filed by amendment to this Form 8-K not later than 71 days following the date this Form 8-K was required to be filed.

(c)                                  Exhibits.

Exhibit Number	Title of Document	Location

2.1

Acquisition Agreement and Agreement and Plan of Merger, dated as of October 3, 2005, by and among Cimetrix Incorporated, Cimetrix Merger Corporation, EFS Solutions, Inc., William R. Reid and Nandini Subbarao

Attached

99.1	Press release dated October 4, 2005	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMETRIX INCORPORATED

Date: October 4, 2005	By:	/s/ Robert H. Reback
Robert H. Reback
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Acquisition Agreement and Agreement and Plan of Merger, dated as of October 3, 2005, by and among Cimetrix Incorporated, Cimetrix Merger Corporation, EFS Solutions, Inc., William R. Reid and Nandini Subbarao

99.1	Press release dated October 4, 2005